PROSPECTUS SUPPLEMENT
(To Prospectus dated as of March 2, 2018)

MILLER/HOWARD HIGH INCOME EQUITY FUND
Up to $50,000,000 Common Shares of Beneficial Interest

Miller/Howard High Income Equity Fund (the “Fund”) has entered into a sales agreement (the “sales agreement”) with JonesTrading Institutional Services LLC (“JonesTrading”) relating to its common shares of beneficial interest, par value $0.001 per share, (“Common Shares”) offered by this Prospectus Supplement and the accompanying Prospectus.  In accordance with the terms of the sales agreement, the Fund may offer and sell from time to time its Common Shares having an aggregate offering price of up to $50,000,000 through JonesTrading as its agent.  As of February 26, 2018, the Fund has offered and sold an aggregate of 286,965 Common Shares pursuant to the sales agreement, which had an aggregate offering price of $3,688,057 and resulted in net proceeds to the Fund of $3,633,062, after payment of commissions. As of February 26, 2018, the remaining aggregate offering price of Common Shares that may be offered and sold under the sales agreement is $46,311,943.  Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund may not sell any Common Shares at a price below the current net asset value of such Common Shares, exclusive of any distributing commission or discount.  The Fund is a diversified, closed-end management investment company.  The Fund’s primary investment objective is to seek high current income. The Fund also will seek capital appreciation as a secondary objective to the extent consistent with its objective of seeking high current income. There can be no assurance that the Fund will achieve its investment objectives.

The Fund’s currently outstanding Common Shares are, and the Common Shares offered by this Prospectus Supplement and the accompanying Prospectus will be, subject to notice of issuance, listed on the New York Stock Exchange (“NYSE”) under the symbol “HIE.” The last reported sale price for the Fund’s Common Shares on the NYSE on December 31, 2017 was $12.47 per share. The net asset value (“NAV”) of the Fund’s Common Shares at the close of business on December 31, 2017 was $12.57 per share.  To the extent that the market price per Common Share, less any distributing commission or discount, is less than the then current NAV per Common Share on any given day, the Fund will instruct JonesTrading not to make any sales on such day.

Sales of the Common Shares, if any, under this Prospectus Supplement and the accompanying Prospectus may be made in negotiated transactions or by any method deemed to be an “at the market” transaction as defined in Rule 415 under the Securities Act of 1933, as amended (the “1933 Act”).

JonesTrading will be entitled to compensation of up to 2.00% of the gross proceeds of the sale of any Common Shares sold under the sales agreement, with the exact amount of such compensation to be mutually agreed upon by the Fund and JonesTrading from time to time. In connection with the sale of the Common Shares on the Fund’s behalf, JonesTrading may be deemed to be an “underwriter” within the meaning of the 1933 Act and the compensation of JonesTrading may be deemed to be underwriting commissions or discounts.

Investing in the Fund’s Common Shares involves certain risks.  See “Risk Factors and Special Considerations” beginning on page 52 of the accompanying Prospectus.  You should consider carefully these risks together with all of the other information contained in this Prospectus Supplement and the accompanying Prospectus before making a decision to purchase Common Shares.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this Prospectus Supplement or the accompanying Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The date of this Prospectus Supplement is March 2, 2018.

This Prospectus Supplement, together with the accompanying Prospectus, sets forth concisely the information that you should know before investing in the Fund’s Common Shares. You should read this Prospectus Supplement and the accompanying Prospectus, which contain important information about the Fund, before deciding whether to invest, and you should retain them for future reference. A Statement of Additional Information, dated March 2, 2018 (the “SAI”), as supplemented from time to time, containing additional information about the Fund, has been filed with the Securities and Exchange Commission (“SEC”) and is incorporated by reference in its entirety into the accompanying Prospectus.  This Prospectus Supplement, the accompanying Prospectus and the SAI are part of the Registration Statement filed with the SEC.  This Prospectus Supplement describes the specific details regarding this offering, including the method of distribution.  If information in this Prospectus Supplement is inconsistent with the accompanying Prospectus or the SAI, you should rely on this Prospectus Supplement; provided that if any statement in one of these documents is inconsistent with a statement in another document having a later date and incorporated by reference into the accompanying Prospectus or Prospectus Supplement, the statement in the incorporated document having a later date modifies or supersedes the earlier statement.

You may request a free copy of the SAI, the table of contents of which is on page 94 of the accompanying Prospectus, or request other information about the Fund (including the Fund’s annual and semi-annual reports) or make shareholder inquiries by calling (845) 679-9166 or from the Fund’s website at http://www.mhinvest.com/HIE.   You may also obtain a copy (and other information regarding the Fund) from the SEC’s web site (http://www.sec.gov).

The Fund’s Common Shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.  While this Prospectus Supplement and the accompanying Prospectus describe pertinent information about the Fund, this Prospectus Supplement and the accompanying Prospectus do not represent a contract between the Fund and any shareholder or any other party.

Capitalized terms used herein that are not otherwise defined shall have the meanings assigned to them in the accompanying Prospectus.

TABLE OF CONTENTS
Prospectus Supplement

PROSPECTUS SUPPLEMENT SUMMARY	S-1
SUMMARY OF FUND EXPENSES	S-3
USE OF PROCEEDS	S-4
CAPITALIZATION	S-5
PLAN OF DISTRIBUTION	S-6
LEGAL MATTERS	S-7
ADDITIONAL INFORMATION	S-7

(i)

Prospectus
Prospectus Summary	1
Summary of Fund Expenses	32
Financial Highlights	32
Trading And Net Asset Value Information	34
The Fund	34
Use of Proceeds	35
Investment Objectives	35
Investment Approach	35
Portfolio Composition	38
Use of Leverage	46
Risk Factors and Special Considerations	52
Management of the Fund	78
Limited Term	81
Anti-Takeover Provisions	82
Fund Expenses	83
Voting Rights of Common Shareholders	83
Net Asset Value	84
Distributions and Dividends	85
Dividend Reinvestment Plan	86
Plan of Distribution	87
Description of Common Shares	89
Closed-End Fund Structure	90
Repurchase of Common Shares	91
Taxation	91
Administrator	92
Custodian	92
Transfer Agent and Dividend Disbursing Agent	92
Privacy Policy	92
Legal Matters	93
Independent Registered Public Accounting Firm	93
Additional Information	93

You should rely only on the information contained or incorporated by reference in this Prospectus Supplement and the accompanying Prospectus in making your investment decisions. The Fund has not and JonesTrading has not authorized any other person to provide you with different or inconsistent information.  If anyone provides you with different or inconsistent information, you should not rely on it. The Fund and JonesTrading take no responsibility for, and can provide no assurance as to the reliability of, any other information that others may give you. This Prospectus Supplement and the accompanying Prospectus do not constitute an offer to sell or solicitation of an offer to buy any securities in any jurisdiction where the offer or sale is not permitted. The information appearing in this Prospectus Supplement and in the accompanying Prospectus is accurate only as of the respective dates on their front covers. The Fund’s business, financial condition and prospects may have changed since such dates. The Fund will advise investors of any material changes to the extent required by applicable law.

CAUTIONARY NOTICE REGARDING FORWARD-LOOKING STATEMENTS

This Prospectus Supplement, the accompanying Prospectus and the SAI contain or incorporate by reference “forward-looking statements.”  Forward-looking statements can be identified by the words “may,” “will,” “intend,” “expect,” “estimate,” “continue,” “plan,” “anticipate,” and similar terms and the negative of such terms. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Fund’s actual results are the performance of the portfolio of securities the Fund holds, the price at which the Fund’s shares will trade in the public markets and other factors discussed in the Fund’s periodic filings with the SEC.

Although the Fund believes that the expectations expressed in the forward-looking statements are reasonable, actual results could differ materially from those projected or assumed in such forward-looking statements. The Fund’s future financial condition and results of operations, as well as any forward-looking statements, are subject to change and are subject to inherent risks and uncertainties, such as those disclosed in the “Risk Factors and Special Considerations” section of the accompanying Prospectus.  The forward-looking statements contained in this Prospectus Supplement, the accompanying Prospectus and the SAI are excluded from the safe harbor protection provided by Section 27A of the 1933 Act.

(ii)

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(iii)

PROSPECTUS SUPPLEMENT SUMMARY

This is only a summary of information contained elsewhere in this Prospectus Supplement and the accompanying Prospectus. This summary does not contain all of the information that you should consider before investing in the Fund’s Common Shares. You should consider the more detailed information contained in this Prospectus Supplement, the accompanying Prospectus, dated March 2, 2018, and the SAI, dated March 2, 2018, especially the information under “Risk Factors and Special Considerations” on page 52 of the accompanying Prospectus. Capitalized terms used herein that are not otherwise defined shall have the meanings assigned to them in the accompanying Prospectus.

The Fund
Miller/Howard High Income Equity Fund (the “Fund”) is a diversified, closed-end management investment company organized under the laws of the State of Delaware.  The Fund’s common shares of beneficial interest, par value $0.001 per share (“Common Shares”), are traded on the New York Stock Exchange (“NYSE”) under the symbol “HIE”.  See “Description of The Common Shares” in the accompanying Prospectus.  As of February 27, 2018, the Fund had 13,725,037.602 common shares outstanding and net assets applicable to common shares of $163,746,455.68.

Limited Term
The Fund will terminate on November 24, 2024, absent shareholder approval to extend such term.  If the Fund’s Board of Trustees believes that under then current market conditions it is in the best interests of the Fund to do so, the Fund may extend the termination date for one year, to November 24, 2025, without a shareholder vote, upon the affirmative vote of three-quarters of the Trustees then in office. See “Limited Term” in the accompanying Prospectus.

Investment Adviser and Management Fee
Miller/Howard Investments, Inc., a corporation organized under the laws of the State of Delaware, serves as the investment adviser to the Fund (the “Investment Adviser”) and is registered as an investment adviser with the SEC under the Investment Advisers Act of 1940.  The Investment Adviser provides investment advisory services to the Fund under the supervision of the Board of Trustees and pursuant to an investment advisory agreement (the “Advisory Agreement”).  The Advisory Agreement is effective and may be continued in effect until the termination of the Fund if the continuance is approved annually by the Board of Trustees.  The Board of Trustees or the Fund’s shareholders may terminate the Advisory Agreement on 60 days’ prior notice to the Investment Adviser.

In consideration of the advisory services provided by the Investment Adviser to the Fund, the Fund shall pay to the Investment Adviser at the end of each calendar month a management fee at the annual rate of 1.00% of the Fund’s average weekly Managed Assets (the “Management Fee”).  The Management Fee is an expense paid out of the Fund’s assets.

The Investment Adviser currently provides investment advice to separately managed accounts at various wire houses, and institutions directly.  The Investment Adviser also serves as the sub-adviser of several registered investment funds and pooled trusts.  The Investment Adviser has a total of approximately $6.0 billion of assets under management as of December 31, 2017.  The Investment Adviser has provided investment advice with respect to income producing equity portfolios since 1991, mainly specializing in higher-yielding stocks.

The Offering
The Fund and the Investment Adviser entered into the sales agreement with JonesTrading relating to the Common Shares offered by this Prospectus Supplement and the accompanying Prospectus.  In accordance with the terms of the sales agreement, the Fund may offer and sell, from time to time, its Common Shares having an aggregate offering price of up to $50,000,000 through JonesTrading as its agent.  As of February 26, 2018, Common Shares with an aggregate offering price of up to $46,311,943 remain to be sold under the sales agreement and the Fund has offered and sold Common Shares with an aggregate offering price of $3,688,057 resulting in net proceeds to the Fund of $3,633,062, after payment of commissions.

The Fund’s Common Shares are listed for trading on the NYSE under the symbol “HIE.” The last reported sale price of the Fund’s Common Shares, as reported on the NYSE on December 31, 2017, was $12.47 per share. The net asset value of our shares at the close of business on December 31, 2017, was $12.57 per Common Share.

Sales of the Common Shares, if any, under this Prospectus Supplement and the accompanying Prospectus may be made in negotiated transactions or transactions that are deemed to be “at the market” as defined in Rule 415 under the Securities Act of 1933, as amended (the “1933 Act”), including sales made directly on the NYSE or sales made to or through a market maker other than on an exchange. See “Plan of Distribution” in this Prospectus Supplement.  The Common Shares may not be sold through agents, underwriters or dealers without delivery or deemed delivery of a prospectus and a prospectus supplement describing the method and terms of the offering of the Common Shares. Under the 1940 Act, the Fund may not sell any Common Shares at a price below the current net asset value of such Common Shares, exclusive of any distributing commission or discount.

Use of Proceeds
The Fund intends to invest the net proceeds of this offering in accordance with its investment objectives and policies as stated in the accompanying Prospectus.  Proceeds will be invested within approximately 30 days of receipt by the Fund.  Pending such investment, the Fund anticipates investing the proceeds in short-term securities issued by the U.S. government or its agencies or instrumentalities or in high quality, short-term or long-term debt obligations or money market instruments.

Leverage
The Fund, as of October 31, 2017 is leveraged through borrowings from a borrowing agreement in the amount of $37,500,000 or 18.3% of the Fund’s total assets (including the proceeds of such leverage).  The Fund’s asset coverage ratio as of October 31, 2017 was 548%.

Risk Factors and Special Considerations
See “Risk Factors and Special Considerations” beginning on page 52 of the accompanying Prospectus for a discussion of factors you should consider carefully before deciding to invest in the Common Shares.

SUMMARY OF FUND EXPENSES

The table shows the expenses of the Fund as a percentage of the average net assets applicable to Common Shares, and not as a percentage of total assets or Managed Assets.

Shareholder Transaction Expenses (as a percentage of offering price)
Maximum Sales Charge(1)	1.50%
Offering expenses borne by Common Shareholders(2)	0.45%(3)
Dividend reinvestment plan fees	$15.00(4)
Annual Expenses(5)
Management fees	1.22%
Interest expense	0.39%
Other expenses(6)	0.67%
Acquired fund fees and expenses (7)	0.78%
Total annual expenses	3.06%
____________________

(1)
Represents the estimated commission with respect to the Common Shares being sold in this offering, which the Fund will pay to JonesTrading in connection with the sales of Common Shares effected by JonesTrading in this offering.  While JonesTrading is entitled to a commission of up to 2.00% of the gross sales price for Common Shares sold, with the exact amount to be agreed upon by the parties, the Fund has assumed, for purposes of this offering, that JonesTrading will receive a commission of 1.50% of such gross sales price.  This is the only sales load to be paid in connection with this offering.

(2)
Includes the Fund’s payment of the reasonable fees and expenses of counsel for JonesTrading in connection with the transactions contemplated by the sales agreement, as described under “Plan of Distribution” below.

(3)	The estimated offering expense of 0.45% incorporates the entire expenses, although such costs will be amortized over the course of the offering.
(4)
You will pay a $15 transaction fee and brokerage charges if you direct American Stock Transfer & Trust Company, as agent for the common shareholders (the “Plan Agent”), to sell your common shares held in a dividend reinvestment account.

(5)	Annualized expense ratios are based on expense amounts incurred for the fiscal year ended October 31, 2017.
(6)	Based on estimated amounts for the current fiscal year.
(7)
Acquired fund fees and expenses are the indirect costs of investing in other investment companies such as money market mutual funds and open-end and closed-end mutual funds.  The operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial highlights, when issued, because the financial statements, when issued, include only the direct operating expenses incurred by the Fund.

The purpose of the table above is to assist prospective investors in understanding the various fees and expenses common shareholders of the Fund will directly or indirectly bear.  For a more complete description of the various fees and expenses of the Fund, see “Fund Expenses” in the accompanying Prospectus.

Example:

The following example illustrates the expenses, based on the level of fees and expenses shown above (including the applicable transaction fees, if any, and estimated offering costs of 0.45%), that you would pay on a $10,000 investment that is held for the time periods provided in the table.  The example assumes that all dividends and other distributions are reinvested in the Fund and that the Fund’s total annual expenses, as provided above, remain the same.  The example also assumes a 5% annual return.

The following example assumes a transaction fee of 1.50%, as a percentage of the offering price.  Year 1 incorporates the entire estimated offering costs of 0.45%, although such costs will be amortized over the course of the offering.
1 Year	3 Years	5 Years	10 Years
$510	$1,132	$1,780	$3,511

The preceding example is based on the fees and expenses set out above and should not be considered a representation of future expenses.  Actual expenses may be greater or less than those shown.  The rate of return of the Fund also may be greater or less than the hypothetical 5% return used in the example above.

USE OF PROCEEDS

Sales of the Common Shares, if any, under this Prospectus Supplement and the accompanying Prospectus may be made in negotiated transactions or transactions that are deemed to be “at the market” as defined in Rule 415 under the 1933 Act, including sales made directly on the NYSE or sales made to or through a market maker other than on an exchange.  As of February 26, 2018, the Fund has offered and sold an aggregate of 286,965 Common Shares pursuant to the sales agreement, which had an aggregate offering price of $3,688,057 and resulted in net proceeds to the Fund of $3,633,062, after payment of commissions. As of February 26, 2018, the Fund may offer and sell Common Shares having an aggregate offering price of up to $46,311,943, which represents the remaining aggregate offering price of Common Shares that may be sold under the sales agreement. Assuming the sale of remaining Common Shares having an aggregate offering price of $46,311,943 under this Prospectus Supplement and the accompanying Prospectus, at the last reported sale price of $12.47 per share for the Common Shares on the NYSE as of December 31, 2017, the Fund estimates that the net proceeds from sales of Common Shares remaining under the sales agreement will be approximately $45,338,148 after deducting the estimated sales commission to JonesTrading and the estimated offering expenses.  There is no guarantee that there will be any sales of Common Shares pursuant to this Prospectus Supplement and the accompanying Prospectus.  Actual sales, if any, of the Fund’s Common Shares under this Prospectus Supplement and the accompanying Prospectus may be less than as set forth in this paragraph. In addition, the price per share of any such sale may be greater or less than the price set forth in this paragraph, depending on the market price of the Fund’s Common Shares at the time of any such sale.  To the extent that the market price per Common Share, less any distributing commission or discount, is less than the then current NAV per Common Share on any given day, the Fund will instruct JonesTrading not to make any sales on such day.  As a result, the actual net proceeds the Fund receives may be more or less than the amount of net proceeds estimated in this Prospectus Supplement, but in no event will the aggregate gross proceeds the Fund receives in this offering exceed $50,000,000.

The Fund intends to invest the net proceeds of this offering in accordance with its investment objectives and policies as stated in the accompanying Prospectus.  Proceeds will be invested within approximately 30 days of receipt by the Fund.  Pending such investment, the Fund anticipates investing the proceeds in short-term securities issued by the U.S. government or its agencies or instrumentalities or in high quality, short-term or long-term debt obligations or money market instruments.

CAPITALIZATION

Pursuant to the sales agreement with JonesTrading dated October 18, 2017, the Fund may offer and sell, from time to time, its Common Shares having an aggregate offering price of $50,000,000 through JonesTrading as its agent under this Prospectus Supplement and the accompanying Prospectus.  As of February 26, 2018, the Fund had offered and sold Common Shares pursuant to the sales agreement which had an aggregate offering price of $3,688,057, leaving Common Shares with an aggregate offering price of up to $46,311,943 remaining to be sold under the sales agreement. There is no guarantee that there will be any sales of the Fund’s Common Shares pursuant to this Prospectus Supplement and the accompanying Prospectus. The table below assumes that the Fund will sell 3,929,035 Common Shares, at a price of $12.47 per share (the last reported sale price per share of the Common Shares on the NYSE on December 31, 2017).  Actual sales, if any, of the Fund’s Common Shares under this Prospectus Supplement and the accompanying Prospectus may be less than as set forth in the table below. In addition, the price per share of any such sale may be greater or less than $12.47, depending on the market price of the Fund’s Common Shares at the time of any such sales. To the extent that the market price per share of the Common Shares on any given day is less than the net asset value per share on such day, the Fund will instruct JonesTrading not to make any sales on such day.

The following table sets forth the capitalization of the Fund (i)  on an actual basis as of October 31, 2017 and (ii) on a pro forma basis as adjusted to reflect the assumed sale of 3,929,035  Common Shares at $12.47 per share (the last reported sale price per share of the Fund’s Common Shares on the NYSE on December 31, 2017), in an offering under this Prospectus Supplement and the accompanying Prospectus.

	As of October 31, 2017 (audited)	Pro Forma (unaudited)
	Actual	As Adjusted
Composition of Net Assets:
Common stock, par value $0.001 per share, unlimited shares authorized (13,506,999 shares issued and outstanding as of October 31, 2017, and 17,436,035(1) shares estimated issued and outstanding as adjusted)(2)(3)	$13,507	$17,436
Paid-in capital in excess of par(2)(3)	$228,626,276	$276,673,704
Distributions in excess of net investment income	$(4,704,019)	$(4,704,019)
Accumulated net realized loss on investments and foreign currency transactions	$(48,705,878)	$(48,705,878)
Net unrealized appreciation/(depreciation) from investments and foreign currency translations	$(7,291,042	$(7,291,042)
Net Assets	$167,938,844	$215,990,201
__________________

(1)
Assumes 3,929,035 shares are sold at an offering price of $12.47 per share and if the price per share is greater than $12.47, no sales will be made which would result in the remaining Common Shares to be sold under the sales agreement exceeding the remaining aggregate offering price under the sales agreement.

(2)	The Fund does not hold any of these outstanding shares for its account.
(3)
As adjusted, additional paid-in capital reflects the issuance of Common Shares offered hereby (3,929,035 Common Shares at $12.47 per share (the last reported sale price per share of the Fund’s Common Shares on the NYSE on December 31, 2017)), less $0.001 par value per Common Share ($3,929), less the estimated sales load ($734,926) and the offering expenses ($208,792) related to the issuance of shares.

PLAN OF DISTRIBUTION

Under the sales agreement among the Fund, the Investment Adviser and JonesTrading, upon written instructions from the Fund, JonesTrading will use its commercially reasonable efforts consistent with its trading and sales practices to sell, as the Fund’s agent, the Common Shares under the terms and subject to the conditions set forth in the sales agreement. JonesTrading’s sales efforts will continue until the Fund instructs JonesTrading to suspend sales. The Fund will instruct JonesTrading as to the amount of Common Shares to be sold by JonesTrading. The Fund may instruct JonesTrading not to sell Common Shares if the sales cannot be effected at or above the price designated by the Fund in any instruction. The Fund or JonesTrading may suspend the offering of Common Shares upon proper notice and subject to other conditions.

Sales of the Common Shares, if any, under this Prospectus Supplement and the accompanying Prospectus may be made in negotiated transactions or transactions that are deemed to be “at the market” as defined in Rule 415 under the 1933 Act, including sales made directly on the NYSE or sales made to or through a market maker other than on an exchange.

JonesTrading will provide written confirmation to the Fund no later than the opening of the trading day on the NYSE immediately following the trading day on which Common Shares are sold under the sales agreement. Each confirmation will include the number of shares sold on the preceding day, the net proceeds to the Fund and the compensation payable by the Fund to JonesTrading in connection with the sales.

The Fund will pay JonesTrading commissions for its services in acting as agent for the sale of Common Shares. JonesTrading will be entitled to compensation up to 2.00% of the gross proceeds of the sale of any Common Shares under the sales agreement, with the exact amount of such compensation to be mutually agreed upon by the Fund and JonesTrading from time to time.  The Fund has also agreed to pay the reasonable fees and expenses of counsel for JonesTrading in connection with the transactions contemplated under the sales agreement (provided such fees and expenses (a) shall not exceed $30,000 in connection with (i) the preparation and execution of the sales agreement, (ii) the preparation and filing of this Prospectus Supplement, (iii) the preparation and printing of a “Blue Sky Survey” and (iv) the review by the Financial Industry Regulatory Authority (FINRA) of the terms of the sale of the Common Shares and (b) shall not exceed $10,000 on an annual basis in each annual period following the date of the sales agreement).  There is no guarantee that there will be any sales of the Common Shares pursuant to this Prospectus Supplement and the accompanying Prospectus.

Actual sales, if any, of the Fund’s Common Shares under this Prospectus Supplement and the accompanying Prospectus may be less than as set forth in this paragraph.  In addition, the price per share of any such sale may be greater or less than the price set forth in this paragraph, depending on the market price of the Fund’s Common Shares at the time of any such sale.  Assuming the sale of Common Shares having an aggregate offering price of $46,311,943 under this Prospectus Supplement and the accompanying Prospectus, the Fund estimates that the total expenses for the offering, including reimbursable expenses payable to JonesTrading as described above and excluding compensation payable to JonesTrading under the terms of the sales agreement, would be approximately $223,795.

Settlement for sales of Common Shares will occur on the second trading day (or such earlier day as is industry practice for regular-way trading) following the date on which such sales are made, or on some other date that is agreed upon by the Fund and JonesTrading in connection with a particular transaction, in return for payment of the net proceeds to the Fund. There is no arrangement for funds to be received in an escrow, trust or similar arrangement.

In connection with the sale of Common Shares on behalf of the Fund, JonesTrading may be deemed to be an “underwriter” within the meaning of the 1933 Act, and the compensation paid to JonesTrading may be deemed to be underwriting commissions or discounts. The Fund has agreed to provide indemnification and contribution to JonesTrading against certain civil liabilities, including liabilities under the 1933 Act.

The offering of Common Shares pursuant to the sales agreement will terminate upon the earlier of (1) the sale of all Common Shares subject to the sales agreement or (2) termination of the sales agreement. The sales agreement may be terminated by the Fund in its sole discretion at any time by giving notice to JonesTrading.  The sales agreement may be terminated by the Investment Adviser in its sole discretion in the event the Investment Adviser ceases to act as investment adviser to the Fund.  In addition, JonesTrading may terminate the sales agreement under the circumstances specified in the sales agreement and in its sole discretion at any time following a period of 12 months from the date of the sales agreement by giving notice to the Fund.

The principal business address of JonesTrading is 757 Third Avenue, 23rd Floor, New York, New York, 10017.

LEGAL MATTERS

Certain legal matters in connection with the Fund’s common shares will be passed upon for the Fund by Shearman & Sterling LLP, 599 Lexington Avenue, New York, New York 10022 and by Morris, Nichols, Arsht and Tunnell, LLP, Wilmington, Delaware.  Fund counsel may rely on the opinion of Morris, Nichols for certain matters of Delaware law relating to the legality of the Fund’s shares.

ADDITIONAL INFORMATION

This Prospectus Supplement and the accompanying Prospectus constitute part of a Registration Statement filed by the Fund with the SEC under the 1933 Act and the 1940 Act.  This Prospectus Supplement and the accompanying Prospectus omit certain of the information contained in the Registration Statement, and reference is hereby made to the Registration Statement and related exhibits for further information with respect to the Fund and the Common Shares offered hereby.  Any statements contained herein concerning the provisions of any document are not necessarily complete, and, in each instance, reference is made to the copy of such document filed as an exhibit to the Registration Statement or otherwise filed with the SEC.  Each such statement is qualified in its entirety by such reference.  The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by its rules and regulations or free of charge through the SEC’s web site (http://www.sec.gov).